Exhibit 10.1
AMENDMENT NO. 6
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of June 16, 2010 (the “Effective Date”), by and among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the “Parent”), GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable (the “Mexican Borrower”), and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership (the “Cayman Borrower” and together with the Parent and the Mexican Borrower, each a “Borrower” and collectively, the “Borrowers”), (b) the financial institutions parties hereto which are Lenders party to the Credit Agreement (as defined below); and (c) Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Issuing Bank and Swingline Bank.
PRELIMINARY STATEMENTS
     A. The Parent, the Mexican Borrower, the Cayman Borrower, the Administrative Agent and the lenders signatory thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of June 30, 2006 as amended by Amendment No. 1 thereto dated as of October 6, 2006, Amendment No. 2 thereto dated as of July 26, 2007, Amendment No. 3 thereto dated as of October 18, 2007, Amendment No. 4 and Waiver thereto dated as of November 7, 2008 and Amendment No. 5 thereto dated as of February 25, 2009 (as so amended, the “Credit Agreement”).
     B. The parties hereto wish to enter into this Amendment to amend certain terms and provisions of the Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
AMENDMENT
     2.01 Amendment to Section 1.01. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by adding the following paragraph at the and of such definition:
Notwithstanding the foregoing, during the Modification Period, if Level I is in effect, the percentage rates per annum set forth in the chart above for Level II shall apply.
     2.02 Amendment to Section 1.01 — “Consolidated EBITDA”. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by replacing “Consolidated Interest Expense” with “Consolidated Cash Interest Expense”.
     2.03 Amendment to Section 1.01 — “Consolidated Interest Expense”. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Consolidated Interest Expense” in its entirety.
     2.04 Amendment to Section 1.01 — “Consolidated Net Worth”. The definition of “Consolidated Net Worth” in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:
     “Consolidated Net Worth” means, for the Parent and its Subsidiaries calculated on a consolidated basis at any time, all amounts which would be included under shareholders’ equity, excluding any portion of the Convertible Unsecured Debentures included as equity on the consolidated balance sheet of the Parent and its Subsidiaries prior to the conversion thereof from debt to equity.
     2.05 Amendment to Section 1.01 — “Fixed Charge Coverage Ratio”. The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing “(i) cash Consolidated Interest Expense, (ii) to the extent not included in cash Consolidated Interest Expense, letter of credit fees” with “(i) Consolidated Cash Interest Expense, (ii) to the extent not included in Consolidated Cash Interest Expense, letter of credit fees”.
     2.06 Amendment to Section 1.01 — New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:
     “Collateral Coverage Amount” means an amount equal to (i) the sum of (A) the aggregate Orderly Liquidation Value of all Eligible Mortgaged Vessels as determined by the most recent Appraisal Report delivered to Administrative Agent and the Lenders pursuant to Section 5.14, and (B) the fair market value (as set forth in the most recent appraisal delivered to Administrative Agent) of Eligible Real Property divided by (ii) 1.5.

     “Consolidated Cash Interest Expense” means, for any Person and its Subsidiaries calculated on a consolidated basis for any period, without duplication, the sum of (a) interest expense, including the interest component of Capitalized Leases and the net amount payable under any Rate Hedging Agreement, (b) the interest component of Synthetic Leases, (c) commitment, facility, usage and similar fees payable in connection with any Debt, and (d) letter of credit fees for Financial Letters of Credit, in each case, excluding all pay-in-kind interest expense or other noncash interest expense, all determined in accordance with GAAP.
     “Modification Period” means the period beginning on the Sixth Amendment Effective Date and ending on the Modification Period Termination Date.
     “Modification Period Termination Date” means the earlier of (a) June 30, 2011 and (b) the last day of a fiscal quarter ending after the Sixth Amendment Effective Date which the Parent has designated in a written notice to the Administrative Agent as its requested “Modification Period Termination Date”; provided that, in either case, the Parent has provided financial statements pursuant to Section 5.05 and a Compliance Certificate evidencing compliance with Sections 6.13, 6.14 and 6.15 for the fiscal quarter ending on such date.
     “Sixth Amendment Effective Date” means June 16, 2010.
     2.07 Amendment to Section 2.01(a)(i). Section 2.01(a)(i) of the Credit Agreement is hereby amended by replacing “may not exceed at any time the aggregate amount of the Revolving Commitments” with “may not exceed at any time the lesser of (1) the aggregate amount of the Revolving Commitments and (2) the Collateral Coverage Amount”.
     2.08 Amendment to Section 2.01(c). Section 2.01(c) of the Credit Agreement is hereby restated in its entirety with the following:
          (c) Collateral Coverage Amount. The Collateral Coverage Amount shall at any time be based on the most recent calculation of the Collateral Coverage Amount delivered by the Parent to the Administrative Agent pursuant to Section 5.05(q). Following the Administrative Agent’s receipt of the calculation of the Collateral Coverage Amount pursuant to Section 5.05(q), the Administrative Agent shall review the terms thereof and shall notify the Issuing Bank, the Swingline Bank, the Lenders and the Parent of the Collateral Coverage Amount that shall apply for the period up to the next determination of the Collateral Coverage Amount. If at any time the Parent fails to deliver the calculation of the Collateral Coverage Amount within the times specified in Section 5.05(q), then the most recent Collateral Coverage Amount shall be deemed to be in effect until the Administrative Agent receives such calculation.
     2.09 Amendment to Section 2.01(d)(i). Section 2.01(d)(i) of the Credit Agreement is hereby amended by replacing “shall never exceed the aggregate Revolving Commitments at such time” with “shall never exceed the lesser of (1) the aggregate Revolving Commitments and (2) the Collateral Coverage Amount at such time”.
     2.10 Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by adding the following as new clause (f):
          (f) Limitation on Advances During Modification Period. Notwithstanding anything to the contrary herein, during the Modification Period, no Borrower shall have the right to request Revolving Advances or Swingline Advances under Section 2.01(a) or (d); provided, that the Borrowers may Convert and Continue Advances pursuant to Section 2.02(b). The Revolving Commitment Fee shall continue to accrue during the Modification Period notwithstanding this clause (f).
     2.11 Amendment to Section 2.07(c)(i). Section 2.07(c)(i) of the Credit Agreement is hereby amended by replacing “exceeds the aggregate Revolving Commitments, in the amount of such excess” with “exceeds the lesser of (A) the aggregate Revolving Commitments and (B) the Collateral Coverage Amount, in the amount of such excess”.
     2.12 Amendment to Section 2.15(a)(i). Section 2.15(a)(i) of the Credit Agreement is hereby amended by replacing “cause the Letter of Credit Exposure to exceed (A) the aggregate Revolving Commitments” with “cause the Letter of Credit Exposure to exceed (A) the lesser of (1) the aggregate Revolving Commitments and (2) the Collateral Coverage Amount”.
     2.13 Amendment to Section 5.05(q). Section 5.05(q) of the Credit Agreement is hereby restated in its entirety with the following:
          (q) Collateral Coverage Amount. Provide to the Administrative Agent not later than the 45th day after the end of each fiscal quarter a calculation of the Collateral Coverage Amount as of the end of such fiscal quarter in form satisfactory to the Administrative Agent.
     2.14 Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby restated in its entirety with the following:
     Section 6.13 Leverage Ratio. The Parent shall not permit its Leverage Ratio at the end of any fiscal quarter, commencing with the fiscal quarter ending on the earlier of (a) the Modification Period Termination Date and (b) June 30, 2011, to be greater than 3.00 to 1.00.
     2.15 Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby restated in its entirety with the following:
     Section 6.16 Minimum Consolidated EBITDA. The Parent shall not, at the end of any fiscal quarter, commencing with the fiscal quarter ending June 30, 2010 through but excluding the fiscal quarter ending on the earlier to occur of (a) the Modification Period Termination Date and (b) June 30, 2011, permit its

Consolidated EBITDA for the four fiscal quarters then ended to be less than $40,000,000.
ARTICLE III
CONDITIONS PRECEDENT
     This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:
     3.01 Documentation. The Administrative Agent shall have received the following in form and substance satisfactory to the Administrative Agent:
     (a) this Amendment duly executed by the Borrowers, the Administrative Agent and the Majority Lenders;
     (b) (i) the attached Acknowledgment and Reaffirmation of the US Guaranty duly executed by each US Guarantor and (ii) the attached Acknowledgment and Reaffirmation of the Foreign Guaranty duly executed by each Foreign Guarantor; and
     (c) a Foreign Vessel Mortgage executed by Global International Vessels, Ltd., together with (i) any other documents, agreements or instruments necessary to create an Acceptable Security Interest in the Global Orion, Official Number 1794, and the revenues therefrom and (ii) lien, tax and judgment searches reflecting no Liens other than Permitted Liens against such Collateral.
     3.02 Payment of Fees. The Borrowers shall have paid (i) all fees required to be paid to the Administrative Agent and the Lenders on the Effective Date pursuant to the fee letter between the Borrowers and the Administrative Agent dated as of the Effective Date and (ii) all costs and expenses which have been invoiced and are payable pursuant to Section 11.04 of the Credit Agreement.
     3.03 Repayment of Advances. The Borrowers shall have prepaid all Revolving Advances and Swingline Advances on the Effective Date.
ARTICLE IV
NO WAIVER
     Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument between any Borrower and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by each Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument between any of them.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement, as amended hereby, and the other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of such Borrower and will not violate the applicable organization or governing documents of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents; and (e) no Borrower has amended its applicable organizational or governing documents since the date of the Credit Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Credit Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.
     6.02 Reference to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     6.03 Expenses of the Administrative Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with any and all amendments, modifications, and supplements to the Credit Documents, including, without limitation, the reasonable costs and fees of the Administrative Agent’s legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Credit Documents, including, without, limitation, the costs and fees of the Administrative Agent’s legal counsel.
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank. Signatures on following pages.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

PARENT: GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	Chief Financial Officer

MEXICAN BORROWER: GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V
By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Attorney-in-Fact / Apoderado

CAYMAN BORROWER: GLOBAL INDUSTRIES INTERNATIONAL, L.P.
By:	Global Industries International, L.L.C., its general partner

By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Chief Administrative Officer & General Counsel

Signature Page to Amendment No. 6 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as Administrative Agent, Issuing Bank, Swingline Bank and as a Lender
By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Signature Page to Amendment No. 6 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

LENDERS: WHITNEY NATIONAL BANK
By:	/s/ Mark McCullough
	Name:	Mark McCullough
	Title:	Vice President

Signature Page to Amendment No. 6 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

NATIXIS (formerly known as Natexis Banques Populaires)
By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Managing Director

By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Senior Managing Director

Signature Page to Amendment No. 6 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

FORTIS CAPITAL CORP.
By:	/s/ Mark H. Wolf
	Name:	Mark H. Wolf
	Title:	Director

By:	/s/ Mei Wan Tong
	Name:	Mei Wan Tong
	Title:	Director

Signature Page to Amendment No. 6 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED US GUARANTY
Each of the undersigned (each a “US Guarantor” and collectively the “US Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 6 to Third Amended and Restated Credit Agreement dated as of June 16, 2010 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated US Guaranty dated as of June 30, 2006 by the US Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	Chief Financial Officer

GIL HOLDINGS, L.L.C.
GLBL HOLDINGS, L.L.C.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
GLOBAL INDUSTRIES INTERNATIONAL, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE, L.L.C.
NORMAN OFFSHORE PIPELINES, L.L.C.
PIPELINES, L.L.C.
SUBTEC MIDDLE EAST LIMITED

By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Chief Administrative Officer & General Counsel

Acknowledgment and Reaffirmation of
Second Amended and Restated US Guaranty

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED FOREIGN GUARANTY
Each of the undersigned (each a “Foreign Guarantor” and collectively the “Foreign Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 6 to Third Amended and Restated Credit Agreement dated as of June 16, 2010 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated Foreign Guaranty dated as of June 30, 2006 by the Foreign Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES INTERNATIONAL, L.P.
By:	Global Industries International, L.L.C., its
general partner

By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Chief Administrative Officer & General Counsel

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.
By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Attorney-in-Fact / Apoderado

GLOBAL INTERNATIONAL VESSELS, LTD. GLOBAL OFFSHORE INTERNATIONAL, LTD.
By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Chief Administrative Officer & General Counsel

Acknowledgment and Reaffirmation of
Second Amended and Restated Foreign Guaranty

GLOBAL INDUSTRIES OFFSHORE NETHERLANDS, BV
By:	Global Industries International, L.L.C., as
managing director

By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Chief Administrative Officer & General Counsel

By:	Executive Management Trust, B.V., as
managing director

By:	/s/ Dennis Beets
	Name:	Dennis Beets
	Title:	Director

By:	/s/ Anneke Hooiveld
	Name:	Anneke Hooiveld
	Title:	Authorized Signatory

GIL MAURITIUS HOLDINGS, LTD.
By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Chief Administrative Officer & General Counsel

GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE R.L. DE C.V. GLOBAL VESSELS MEXICO, S. DE R.L. DE C.V. GLOBAL INDUSTRIES OFFSHORE SERVICES, S. DE R.L. DE C.V. GLOBAL INDUSTRIES SERVICES, S. DE R.L. DE C.V.
By:	/s/ Russell J. Robicheaux
	Name:	Russell J. Robicheaux
	Title:	Attorney-in-Fact / Apoderado

Acknowledgment and Reaffirmation of
Second Amended and Restated Foreign Guaranty